UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following website was released by Alaska Air Group, Inc. at http://splash.alaskasworld.com/public/virginamerica/ for employees of Virgin America Inc. (“Virgin America” or the “Company”) on April 13, 2016. A link to the website was posted on to the Company’s password-protected employee Intranet on the same date.

Welcome.
Welcome to Alaska!
In early April, Alaska Air Group agreed to acquire Virgin America, bringing together two great airlines known for low fares and outstanding customer service.
While the deal is still subject to regulatory approval, the combined carrier will be a bigger, stronger airline with an expanded presence across the West Coast and a bolstered platform to grow and compete nationally.
The deal is expected to close by Jan. 1, 2017, and the two airlines will operate separately until they obtain a single operating license, expected in 2018. Over that time, Alaska will be learning more about Virgin America, and this site is designed to provide information to Virgin America employees.
VIDEO FROM CEO BRAD TILDEN
[Video transcript filed separately.]

EMAIL FROM CEO BRAD TILDEN
By now, I’m sure you’ve all heard the news that the boards of directors of Virgin America and Alaska Airlines have approved a combination of our companies. I’m very much looking forward to meeting as many of you as I can, and I know the rest of our leadership team feels the same way. We want to hear first-hand how you’re feeling, and I understand we will have that opportunity with many of you at an All Hands meeting in San Francisco.
Show more
TIMELINE
Q2/Q3 2016
Estimated Date of VX Shareholders Meeting to Consider the Merger
Q1 2018
Single Operating Certificate
April
Announcement
Q4 2016 Deal Close
Integration Planning
Combined Company with Two Operating Certificates
Q3/Q4 2016
Estimated Conclusion of Regulatory Review

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project” “could,” “plan,” “goal,” “potential” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31,
2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Welcome.
Q&A
Q: What are your thoughts about the Virgin America brand and what Virgin America teammates have built?
A. Virgin America is an incredible brand experience. You have built an emotionally engaging brand, and we have great respect for that. As we plan how our airlines will integrate in the future, we’ll be taking a close look at the elements of the Virgin America brand and passenger experience that guests identify so strongly with. We will be examining each of those elements closely and thoughtfully over the coming months as we work to understand your guests and their needs, and why they love your airline.
Q: What are your thoughts about the Virgin America culture? What are your thoughts on blending with Alaska Airlines culture?
A: We are excited to learn more about your culture because we know it drives an engaging experience for guests and teammates. That’s one of the important points that sparked our interest in Virgin America. Virgin America and Alaska share a strong loyalty to customers, a sharp operation and a fierce independent spirit. While integrating cultures is never easy, this is a great foundation to build upon.

is never easy, this is a great foundation to build upon. Q: Did you really just buy us to shut us down? A: No. The value of this combination is that we can reach our growth targets faster with Virgin America than we could as a standalone airline. This deal allows us to significantly expand our network — particularly in the two key California markets, San Francisco and Los Angeles — where our market share will double on day one. It will also expand service west to east while giving us increased access to slot-controlled airports at Washington- Reagan and the airports that serve New York City. Q: In the press release, you indicated that SFO and LAX are key locations. What about technician jobs in JFK and DAL (Love Field)? A: The press release was aimed at the importance of SFO and LAX to guests originating in California. Mentioning those cities was not meant to overshadow the importance of other destination cities, and specifically JFK and DAL where maintenance also is performed. Q: What are your plans for Airbus airplanes? A: We need to know the Airbus aircraft — its capabilities and reliability — as well as we know the Boeing 737. Making a fleet decision before we have fully weighed the merits of both aircraft would be short-sighted. We don’t expect a decision on this soon, as the current Virgin America fleet plan has this aircraft in the fleet for some time, and we anticipate timing for a single operating certificate is likely early 2018. Should our stance on this important topic change, we’ll update you. Q: Airport agents are worried about what will happen to them if they are in a station where either (a) Alaska currently outsources operations or (b) Alaska doesn’t currently operate, but could come in and outsource operations. I welcome your thoughts on that. A: The goal of this merger is to grow and expand our network and offering to guests. Our plans are not based on reducing the fleet, the footprint of our operations or the type of staff that support those operations. Many details remain to be reviewed in terms of how to bring together operations at both companies, and your patience and help in that effort is appreciated. The best option for all of us, both before and after the proposed merger close, is to continue to focus on guests by providing award winning service and operational performance both our companies are known for. Q: What is the timeline for knowing if we will have a job? A: Headquarters: We are at the start of the detailed integration plan, which includes evaluating Alaska’s future organization design and talent needs and where you may fit in. We are very impressed with the talent in each area of the HQ team. We will share information about the organization design and the process we’ll follow as soon as we know it. Frontline: The plan is for every frontline Virgin America teammate to have a role at Alaska. We understand that the use of the words “we do not expect any reductions for frontline employees...” in Brad Tilden’s April 7 message may have caused concern. That was not the intent. Brad went on to say “In fact, I expect we’ll see growth in these ranks.” We recognize the incredible loyalty enjoyed by Virgin America guests is due to the combined efforts of all teammates, and we look forward to you being part of Alaska. We are committed to keeping you informed as this process develops and expect we will provide frequent updates on this incredibly important subject. Q: Did we start up McGee Air Service in anticipation of the merger so that McGee could do the job of Virgin teammates? A: No. McGee Air Services will focus on ramp and ground handling services in locations where vendors provide that service today. Our airlines and teammates will continue to do what they do best — deliver leading on-time performance and customer service. Q: Will the Inflight group be offered a buyout and/or severance package before the year end?

A: Inflight will not be offered buyouts or severance packages, as ITMs will have jobs and be part of the combined airline. We want to expand our presence in SFO and LAX, and grow the combined airline — facts that speak to job stability for teammates. The integration process will take some time and until operations are fully integrated, crews will continue to work Virgin America flights under the Virgin America operating certificate, separate from Alaska’s operations. Q: For ITMs that are on reserve, will the time to get a line be longer than the promised 2 years because of the merger? If there is no hard answer, what is the speculation or a safe assumption? A: At this point, we really can’t speculate how long flight attendants will be on reserve. While we have a number of senior flight attendants at Alaska, there are also many new hires. We want to take advantage of Virgin’s route structure and California presence, and grow the airline, which speaks to more crewmembers being needed — and that translates to movement upward off reserve. We will know more in the coming weeks and months and will be sure to communicate as more information is available. Q: Also, for ITMs that have a line, is it possible to lose the line once the merger becomes effective because of all the Alaska Airline flight attendants that have high seniority? A: The seniority integration process is one that is critically important and for which, by law (McCaskill-Bond), is required to be “fair and equitable”. During the process the Virgin’s ITM seniority list and Alaska’s flight attendants seniority list will merged together by “merger committees” that are selected by the employee groups. Two merger committees will be formed, one consisting of representatives of Virgin’s ITM group and one consisting of representatives of Alaska’s flight attendant group. If the two committees cannot agree on a fair and equitable way to merge the lists, their disputes will be submitted to a neutral, experienced third party labor arbitrator to hear and decide the disputes. Once that process is complete, ITMs will be able to see exactly where they fall on the merged list. Q: Many are concerned they need to retire before close to lock in their retiree travel benefits.

A: As stated above, Alaska has committed to recognize Virgin years of service for benefit plan calculations, and that includes credit for service toward retiree travel privileges. Q: What is Alaska’s current program for retiree travel privileges in terms of age plus years of service for eligibility? Also, assuming a VX employee becomes an Alaska employee, will VX years of service count in that calculation. And does that answer vary by work group. A: Alaska has committed to recognize Virgin years of service for benefit plan calculations, and that includes credit for service toward retiree travel privileges. Alaska employees are eligible for retiree pass travel if they retire from active service, are 55 or over, and have completed 10 or more years of vesting service (this does vary by workgroup). It’s important to note that the Virgin America and Alaska employee travel programs will operate separately until a joint operating certificate is obtained. We expect that to occur in early 2018. Q: Alaska prohibits its employees from smoking. Will we be fired if we smoke? A: Virgin teammates who smoke are eligible for employment at Alaska. Additional Information About the Merger and Where to Find It This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation
Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25,
2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the

SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project” “could,” “plan,” “goal,” “potential” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction, the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31,
2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof Alaska
Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Welcome.
Our aircraft
Alaska Airlines has 152 Boeing 737s with an average age of 9.6 years.
Our regional carrier, Horizon Air, operates 52 Bombardier Q400 turboprops, and we recently announced a new order of 30 regional Embraer E175 jets.

OUR INTERIORS
Our Boeing 737 aircraft are equipped with a first class and main cabin, custom-made leather Recaro seats, and USB and standard power and USB outlets at every seat. We are also installing Boeing Space Bins in our aircraft, which increase our cabin storage space by 48%.
Coming this fall, we are introducing Premium Class, which will offer customers additional leg room and other amenities in the front of the main cabin.

INFLIGHT ENTERTAINMENT
Our aircraft offer gogo inflight Wi-Fi and Alaska Beyond Entertainment, which allows our customers to watch movies, TV shows and free exclusive content on their own personal devices.

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction, the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof Alaska Airlines and Virgin America make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Welcome.
Where we fly
Alaska Airlines and Horizon Air serves 112 destinations with 1,000 daily departures in the United States, Mexico, Central America and Canada.
Alaska has hubs in Seattle, Anchorage, Alaska and Portland, Oregon.
Employee Travel Privileges:
Whether it’s to one of the 112 destinations Alaska and Horizon fly, or making connecting flights to countries around the world, eligible employees and their dependents have the ability to fly most anywhere using their travel privileges. Online travel gives full- and part-time regular employees and their eligible dependents the opportunity to fly standby anywhere Alaska and Horizon fly. Offline travel allows employees to travel on other airlines at significantly discounted rates.

ROUTES
Downloadable version

DESTINATIONS
Click on a link below to see the cities served.
Alaska
Adak
Anchorage
Barrow
Bethel
Cordova
Dillingham
Dutch Harbor

Fairbanks
Glacier Bay/Gustavus
Juneau
Ketchikan
King Salmon
Kodiak
Kotzebue
Nome
Petersburg
Prudhoe Bay
Sitka
Wrangell
Yakutat
Arizona
Phoenix
Tucson
California
Burbank
Fresno/Yosemite Los Angeles
Mammoth Lakes/Yosemite
Monterey
Oakland
Ontario
Orange County
Palm Springs
Sacramento
San Diego
San Francisco
San Jose
Santa Barbara
Sonoma County/Santa Rosa
Colorado
Colorado Springs Crested Butte Denver
Steamboat Springs
Florida
Fort Lauderdale
Orlando
Tampa

Georgia
Atlanta
Hawaii
Lihue (Kauai)
Kona (Hawaii) Kahului (Maui) Honolulu (Oahu)
Idaho
Boise
Lewiston/Clarkston Sun Valley
Illinois
Chicago
Louisiana
New Orleans
Maryland
Baltimore
Massachusetts Boston Michigan Detroit Minnesota Minneapolis/St. Paul Missouri
Kansas City St. Louis
Montana
Billings
Bozeman
Great Falls
Helena
Kalispell
Missoula
Nebraska
Omaha

Nevada
Las Vegas
Reno/Lake Tahoe
New Mexico
Albuquerque
New York/New Jersey
New York - Newark
New York - JFK
North Carolina
Raleigh
Oklahoma
Oklahoma City
Oregon
Eugene/Springfield
Medford
Portland
Redmond/Bend
Pennsylvania
Philadelphia
South Carolina
Charleston
Tennessee
Nashville
Texas
Austin
Dallas - Fort Worth
Houston
San Antonio
Utah
Salt Lake City
Virginia
Washington - Dulles
Washington
Bellingham
Pasco/Tri-Cities
Pullman/Moscow
Seattle/Tacoma

Spokane
Walla Walla
Wenatchee
Yakima
Wisconsin
Milwaukee
District of Columbia
Washington - Reagan
Canada
Calgary/Banff
Edmonton
Kelowna
Vancouver
Victoria
Whistler
Costa Rica
Liberia, CR
San Jose, CR
Mexico
Cancun
Guadalajara
Ixtapa/Zihuatanejo
Loreto
Los Cabos
Manzanillo/Costa Alegre
Mazatlan
Mexico City
Puerto Vallarta/Riviera Nayarit

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Welcome.
Our culture
I AM ALASKA

Alaska AIRLINES
“I am Alaska” is the way we express ourselves and celebrate our culture. We take pride in going above and beyond to serve our customers.
In social media, we use #iamalaska to share who we are, what we do and where we go.
We like to recognize and celebrate those who do the extra things that make a difference – here are a few examples.

I am Alaska: You know you work for Alaska when...
As an employee of Alaska Airlines, do you ever feel a little “different” from people who don’t work here? There are just certain traits that make us all say “I am Alaska.”
Chasing the shadow of the moon: To intercept eclipse, Alaska Airlines adjusts flight plan to delight astronomers
When the sun and the moon and the Earth align this week, an Alaska Airlines jet is planning to arrive in the right place at the right time to catch the total solar eclipse.
Seattle fashion designer Luly Yang will design new uniforms for 12,000 Alaska employees
Alaska Airlines and Seattle fashion designer Luly Yang announced a new partnership today to redesign uniforms for more than 12,000 employees at Alaska and Horizon.
Alaska Airlines employees emerge as heroes after the hurricane in Los Cabos
Amid the devastation and destruction, one bright spot was the response from Alaska Airlines employees who lent a hand when it was needed most.

EMPLOYEE RESOURCE GROUPS
At Alaska, inclusion is foundational. Our commitment to equality is a fundamental aspect of our corporate values.
This year, we received a perfect score of 100% on the Corporate Equality Index and the designation as a Best Place to Work for LGBT Equality.
We have 11 employee resource groups:
• ACCESS: Alaska Airlines Employee Disability Resource Group.
• AMG: Military Group.
• BERG: Black Employee Resource Group.
• Boomers: Baby Boomers Generation Group.
• GLOBE: Gay, Lesbian, Bisexual or Transgender employee group.
• Green Team: Environmental group.
• LCRG: Latin Culture Resource Group.
• NEN: Native Employee Network.
• PICC: Pacific Islander Culture Club.
• WING: Women’s Interactive Networking Group.
• YAP: Young Air Group Professionals.
We are committed to creating a safe and respectful work environment that is free from all forms of discrimination, and are proud of our employees for nurturing the kind of behavior that celebrates a wide range of diversity across our organization and carries forth for our customers, too.

COMMUNITY INVOLVEMENT
We’re dedicated to the communities we serve.
Last year, we donated more than $12 million to charities, served more than 600 nonprofits, and employees volunteered more than 27,000 hours.
We were honored to be Seattle Business Magazine’s Community Impact Award Business of the Year, and the Puget Sound Business Journal named us one of the top corporate philanthropists in Washington state.

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Welcome.
Virgin
N623VA
I am Alaska: You know you work for Alaska when...
October 30, 2014
By Dianne McGinness
1. You look for the Eskimo on the tail of low-flying jets.
Alaska

2. You’re thrilled to get the middle seat on a flight to Hawaii, because, hey, you’re on a flight to Hawaii.
3. You have a standard response when friends and family are surprised that Alaska Airlines flies to more places than just the state of Alaska.
Where my family thinks we fly.
Where we also fly.

4. You travel to Phoenix in August and Fairbanks in February.
Phoenix 111 Fairbanks -31
H: 111 L: 91 H: -25 L: -36
MONDAY 111 91 SATURDAY -25 -36
TUESDAY 113 90 SUNDAY -32 -38
WEDNESDAY 111 91 MONDAY -37 -42
THURSDAY 111 92 TUESDAY -36 -44
FRIDAY 113 91 WEDNESDAY -29 -38
SATURDAY 112 91 THURSDAY -16 -43
5. Your favorite time to fly is at 6 a.m. on a Sunday morning.
Verizon LTE 1:38 PM 78%
OAK - SEA
Alaska Standby - Flight 345
Oakland, CA (OAK)
6:10 AM 11/2/14
Seattle, WA (SEA)
8:05 AM 11/2/14
6. You tell someone where you work and they say, “I love Alaska Airlines!”

I 7. You know they don’t actually serve milk on the “Milk Run.”

8. You’ve flown to San Francisco, just to eat lunch.
mcginndo
San Francisco, California
49w
64 likes
mcginndo Another day, another city #SFO #iflyalaska #lovemyjob

9. Your new #ReadySafeGo vest arrives and it’s like Christmas.
thedlllondixon about 5 hours ago
New vest!!!
You know you work for an airline when your new #ReadySafeGO safety vest comes in and it’s like Christmas #iamalaska #horizonair #GSA
10. Your ALS ice bucket challenge video was filmed in the Arctic Ocean.

11. You reference cities, not by name, but by their three-letter airport code.
Verizon LTE 12:15 PM 89%
Messages (1) Casie Details
I’m flying to MCO this weekend!!! I’m so excited!!
What is MCO???
Hahahahaha Delivered
iMessage
12. You have a favorite onboard snack.

13. You have dozens of pictures of Mt. Rainier on your phone for each time you fly.
You’re proud to say, “I am Alaska!”
I am Alaska

© 2016 Alaska Airlines Inc. All Rights Reserved.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America Inc. (“Virgin America”) with a wholly owned subsidiary of Alaska Air Group, Inc. (“Alaska Air Group”). Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.